EXHIBIT 4.4

NUMBER	SHARES

OPSWARE INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 68383A 10 1

This certifies that

is (are) the owner of

SHARES OF THE FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.001 EACH, OF

OPSWARE INC.

transferable on the books of the Corporation in person by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the transfer agent and registrar.

In witness whereof, Opsware Inc. has caused the facsimile signatures of its duly authorized officers and its seal to be hereunto affixed

Dated:

/s/ Sharlene Abrams		/s/ Benjamin A. Horowitz
CHIEF FINANCIAL OFFICER	[Corporate Seal]	PRESIDENT AND CHIEF EXECUTIVE OFFICER

Opsware Inc.

The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of the subsequent series.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	— — —	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common

Delaware Custodians use the following:

(Name) CUST (Name) DE UNIF TRANSFER TO MIN ACT-

Custodians for other states use the following as applicable:

(Name) CUST (Name) (State) UNIP GIFT MIN ACT-

(Name) CUST (Name) (State) UNIF TRANSFER TO MIN ACT-

____________ Custodian _________

(Cust)                                         (Minor)

under the Delaware Uniform Transfer to Minors Act

____________ Custodian _________

(Cust)                                         (Minor)

Under Uniform Gift to Minors Act

__________________________________

(State)

or

____________ Custodian _________

(Cust)                                         (Minor)

Under the Uniform Transfer to Minors Act

__________________________________

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, I (we) hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint my (our) attorney in fact to transfer the Stock on

the books of the Corporation with full power of substitution

Dated _________________________

X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURES OF REGISTERED OWNERS ON THIS CERTIFICATE OR ON POWERS OF ATTORNEY, AND SIGNATURES OF ATTORNEYS ON THIS CERTIFICATE OR ON POWERS OF SUBSTITUTION MUST BE GUARANTEED.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.